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                                                                EXHIBIT 10.105

                     AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT

    This Amendment Number One to the Employment Agreement entered into as of April 22, 1994, by and between Kirk A. Benson (the "Employee") and Foundation Health Corporation, a Delaware corporation (the "Company") (the "Employment Agreement") is effective as of May 1, 1996.

    WHEREAS, the Company desires to amend certain provisions of the Employment Agreement to extend the term and restate the compensation provisions thereof; and

    WHEREAS, the Employee is amenable to such amendments;

    NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Subsection 1(a) of the Employment Agreement shall be amended by deleting such subsection in its entirety and replacing it with the following Subsection 1(a):

    "(a) BASIC RULE. The Company agrees to continue the Employee's employment, and the Employee agrees to remain in employment with the Company for a five year period commencing as of the date hereof and ending May 1, 2001, and thereafter automatically renewable from year to year unless sooner terminated pursuant to Subsection (b), (c), (d) or (e) below."

    2. Subsection 3(a) shall be amended by stating the annual rate of compensation as not less than $350,000 per year.

    3. REMAINING TERMS. The remaining terms of the Employment Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, each of the parties has executed this Amendment Number One, in the case of the Company, by its duly authorized officer, as of the day and year first above written.

              /s/   Kirk A. Benson
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                        Employee

                        FOUNDATION HEALTH CORPORATION


                        By:     /s/  Daniel D. Crowley
                             --------------------------------

                        Its:   President and CEO
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